                                                                  Exhibit 10.03

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.


                               FIRST AMENDMENT TO
                   WHOLESALE SUPPLY AGREEMENT[GRAPHIC OMITTED]

This first amendment ("FIRST AMENDMENT") dated May 26, 2004 amends the Wholesale Supply Agreement dated January 1, 2004 ("AGREEMENT") between CVS and Cardinal Health. CVS and Cardinal Health ("PARTIES") desire to enter into this First Amendment to amend Sections 1(a), 1(b), 3(c), 6(d), 7(b), 10(a), and 12 Disclosure Schedules all as more particularly set forth below.

The Parties agree as follows:

      1. Effective Date of Amendment. This First Amendment shall be effective [***]. In the event that the [***] does not close on or [***], then this First Amendment shall become null and void and shall be of no force or effect.

      2. Scope. Notwithstanding anything else in the Agreement or this First Amendment, in no event will CVS be required to designate [***] as a [***] as a CVS [***] under the Agreement, if such [***] to [***] by CVS for any reason, or which, [***] by CVS would or could, in CVS' reasonable business judgment, [***], or [***].

      3. Disclosure Schedules. The Agreement is amended by deleting therefrom the following disclosure schedules in their entirety:


                  "Section 1(a) Disclosure Schedule",
                  "Section 1(b) Disclosure Schedule",
                  "Section 3(c) Disclosure Schedule",
                  "Section 6(d) Disclosure Schedule",
                  "Section 7(b) Disclosure Schedule",
                  "Section 10(a) Disclosure Schedule", and
                  "Section 12 Disclosure Schedule"

            and replacing them with the following new Disclosure Schedules:

                  "Section 1(a) Disclosure Schedule",
                  "Section 1(b) Disclosure Schedule",
                  "Section 3(c) Disclosure Schedule",
                  "Section 6(d) Disclosure Schedule",
                  "Section 7(b) Disclosure Schedule",
                  "Section 10(a) Disclosure Schedule", and
                  "Section 12 Disclosure Schedule"


Executed First Amendment 7-26-04       1
            attached to this First Amendment and incorporated into this First Amendment and into the Agreement by this reference, which shall be attached by the Parties to their respective copies of the Agreement.

      4. Generally. It is the Parties' intent for the Agreement and this Amendment ([***]) to be applied and construed as a single instrument. The Agreement, as modified by this First Amendment, remains in full force and effect and constitutes the entire agreement among the Parties regarding this subject matter and supersedes all prior or contemporaneous writings and understandings among the Parties with respect thereto. This First Amendment will be binding on the Parties and their successor and assigns. If any term or provision of this First Amendment is determined to be illegal or unenforceable by a court of competent jurisdiction, the remaining terms and provisions of this First Amendment and the Agreement will remain in full force and effect. Only a subsequent writing signed by both Parties may amend this First Amendment or further amend the Agreement.


CVS Pharmacy, Inc                         Cardinal Health*

By: /s/ Matthew J. Leonard                By: /s/ Michael J. Bender
    ----------------------------              ----------------------------------
Print Name: Matthew J. Leonard            Print Name: Michael J. Bender
            --------------------                      --------------------------
Title: VP Pharmacy Merchandising          Title: EVP, Retail Sales and Marketing
       -------------------------                 -------------------------------

*The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.



Executed First Amendment 7-26-04       2

                                               SECTION 1(A) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004


           DETERMINATION OF PHARMACIES THAT WILL DESIGNATE CARDINAL AS
                                      [***]

As of the Commencement Date, and throughout the term of this Agreement, CVS will designate Cardinal as [***]. Furthermore, CVS will designate Cardinal [***] which are located in the States of [***] and which Cardinal was designated as the [***] (approximately [***]), and which remain open and continue to operate [***].

In the event CVS [***] representing: (a) [***] of CVS' Pharmacies as of [***], then CVS will designate Cardinal as [***] pursuant to the terms and conditions of this Agreement in a timeframe so as not to compromise CVS' business operations; or (b) [***] of CVS' Pharmacies as of [***], then CVS [***] Cardinal [***] at CVS' sole discretion (in which case Cardinal and CVS will [***]).

In no event will CVS [***] which may exist related to any retail pharmacies CVS [***].

[***]

Upon [***], as often as quarterly, CVS will provide [***] from Cardinal, as further described in the Section 2(a) Disclosure Schedule.



Executed First Amendment 7-26-04       3

                                               SECTION 1(B) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                                      [***]

                                 TOTAL DC LIST

       CVS New York, Inc.                   CVS D.S., Inc.
       Three Berry Drive                    10017 Kingston Pike
       Lumberton, NJ 08048                  Knoxville, TN 37922

       CVS Pharmacy, Inc.                   CVS IN Distribution, Inc.
       150 Industrial Drive                 7590 Empire Drive
       North Smithfield, RI 02896           Indianapolis, IN 46219

       CVS Texas Distribution L.P.          CVS Garland TX Distribution, L.P.
       700 CVS Drive                        4409 Action Street
       Ennis, TX 75119                      Garland TX 75042
       (expected open date TBD)

       CVS Conroe TX Distribution, L.P.     CVS Orlando FL Distribution, L.L.C.
       Name TBD                             Name TBD
       100 Trade Center Blvd.               8201 Chancellor Drive
       Conroe TX 77385                      Orlando FL 32809


As CVS [***] to support Pharmacies [***] or additional Pharmacies [***] of the Pharmacies [***], CVS will [***] such pursuant to the terms and conditions of this Agreement.

[***]

CVS will keep the [***] and notify Cardinal of anticipated additions to or deletions from one [***] at least thirty (30) days prior to such addition or deletion. If such addition or deletion could not have been reasonably foreseen [***], CVS will notify Cardinal as soon as possible thereafter. In no event will Cardinal [***] pursuant to the terms of this Agreement until [***] after CVS first notified Cardinal that the [***].



If CVS [***], CVS may [***] Cardinal as the [***] to such [***] in a timeframe so as not to compromise CVS' business operations. In no event will CVS [***].


Executed First Amendment 7-26-04       4

                                               SECTION 3(A) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004


                            PHARMACIES PURCHASE PRICE

PHARMACY [***].

During the term of this Agreement (through, the Pharmacies' aggregate purchases of [***] (collectively referred to herein as the "[***]").

During Cardinal's quarterly business review, Cardinal will provide CVS with purchasing information to substantiate the [***] performance.

Cost of Goods for [***]

CVS will pay to Cardinal a Cost of Goods for [***] as follows:

Rx Products (FDB branded)  [***]%
[***]                      [***]
[***]                      [***]
Home Health Care/DME       [***]
HBC/OTC                    [***]
[***]                      [***]

For the purpose of this Agreement [***] shall mean CVS will [***] (i.e. a [***]) for all Merchandise for which a purchase order has been issued as of the date the Merchandise was [***].

CII orders must be shipped [***]. CVS reserves the [***] any CII order that [***] any [***].

All Merchandise being delivered from Cardinal to CVS Pharmacies must have at least [***]. Under no circumstances will Merchandise be delivered to Pharmacies with less than [***] without expressed written approval by CVS' Vice President of Pharmacy Merchandising for each occurrence. Furthermore, Cardinal represents that it is, and will continue to be during the term of this Agreement, an industry leader in implementation of processes, practices and safeguards to prevent the distribution of Merchandise will [***] to Pharmacies.

The foregoing Cost of Goods does not apply to Merchandise which is subject to a [***], which will instead be [***] at the [***] for the Pharmacies. Cardinal [***] the Cost of Goods of [***] of Merchandise in the event that the [***] of such item [***] which the effective on the Commencement Date with respect to such item. The [***] to the Cost of Goods for such item [***].


Executed First Amendment 7-26-04       5

                                               SECTION 3(C) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                                      [***]

Pharmacies will be eligible for the following Cost of Goods [***] based upon the [***]:

-------------------------------------------------------------------------------
            [***]                    [***]         [***]              [***]
-------------------------------------------------------------------------------
            [***]                    [***]         [***]              [***]
-------------------------------------------------------------------------------

If CVS' [***] during a calendar quarter is less than [***] will be mutually determined [***]. At the end of each calendar quarter, Cardinal and CVS will evaluate CVS' [***] during such quarter (i.e., [***] Purchases and [***] Purchases only) of all Pharmacies [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs.

The [***] will be [***] as follows: Cardinal and CVS will [***]. Utilizing this calculation Cardinal and CVS will [***] to [***] for the [***].

For example, during a calendar quarter, CVS' [***], then CVS' [***] Cardinal's Cost [***] Conversely, if CVS' [***] during a calendar quarter, then CVS' [***] Cardinal's Cost [***].

In addition, if CVS [***] CVS' qualified monthly purchases per Pharmacy [***], then CVS may elect to [***], and [***] following the date of [***] only. If CVS [***] Cardinal [***] Cardinal [***] or CVS [***] of the [***], then such [***]. Regardless of whether the [***] are included or excluded in the determination of the [***], said [***]. To that end, it has been agreed that the [***] will not be included in the determination of the [***] volume category only, until [***]. However, the [***] and [***] of such Pharmacies will [***] (Pharmacies excluding [***]).

The [***] is a "[***]" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). [***] and any other [***] received by CVS from Cardinal under any state or federal program which provides cost or charge-based reimbursement to CVS for the Merchandise purchased by CVS under this Agreement.


Executed First Amendment 7-26-04       6

                                               SECTION 6(d) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                                 EMPLOYEE [***]

[***] of a CVS Manager ("Employee") who will serve as an intermediary between Cardinal and CVS specifically related to the management of the Store Rx Purchases. It is understood that the Employee shall be [***] and that the Employee's [***] and [***] shall be the [***] for all claims and liabilities, whether alleged or actual, relating to the Employee.

Cardinal will [***] of this Employee pursuant to the schedule defined below:

                      ----------------------------------------------
                      [***]                                   [***]
                      ----------------------------------------------


Executed First Amendment 7-26-04       7

                                               SECTION 7(B) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                            [***] FOR THE PHARMACIES

CVS will be [***] for the following [***] Rx Product [***]:

    ------------------------------------------------------------------------
                       [***]                              [***]
    ------------------------------------------------------------------------
                       [***]                              [***]
    ------------------------------------------------------------------------

Cardinal will provide CVS with a monthly report detailing the Pharmacies' [***] Rx Products [***] At the end of each Program Year, Cardinal and CVS will [***] during such Program Year. The [***] will be [***] (as set forth in the table above) of CVS' [***] Rx Products by the Pharmacies during the applicable Program Year. The [***], if any, will be [***] in the [***] so that [***] from the close of said Program Year. The [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs. In the event that the [***] will [***] for any reason, Cardinal will use reasonable efforts to give CVS notice no later than [***] prior to the end of the then-current Program Year.

The "[***]" is a [***] as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). [***] and any other "[***]" received by CVS from Cardinal under any state or federal program which provides cost or charge-based reimbursement to CVS for the Merchandise purchased by CVS under this Agreement.


Executed First Amendment 7-26-04       8

                                                  SECTION 9 DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                                PHARMACIES [***]


Cardinal will exercise best efforts to provide the Pharmacies with the following [***] (as defined within this disclosure schedule), calculated [***] as described below: (a) [***] adjusted with respect to [***] Rx Products; (b) [***] adjusted with respect to [***]; (c) [***] adjusted with respect to [***]; and
(d) [***] with respect to [***] (the "[***]").

[***]

For purposes of this Agreement, "[***]" for [***] during [***] will be calculated using the following formula:

[***].

[***] submitted to Cardinal will be included in the [***] including, but not limited to: [***].

The following items of merchandise are excluded from the [***] and in aggregate constitute all "AUTHORIZED ADJUSTMENTS":

      1. [***] - [***] will [***] upon agreement between Cardinal and CVS that [***]. Cardinal will verbally communicate any [***] for which an adjustment [***] is requested to CVS' Assistant Category [***], in the event that person is unavailable, Cardinal will notify the Director, Category [***]. Notification to CVS should only be made after Cardinal has [***] such product [***] on its own. Upon notification from Cardinal, CVS will [***] or [***]. Upon CVS [***] an Authorized Adjustment. [***].

      2. CVS [***] - CVS may specifically request that [***]; CVS' Assistant Category [***] will notify Cardinal in writing of these items. In addition, [***]; if the Pharmacy specifically requests (phone in orders without a documented detailed specific request by CVS will [***] Authorized Adjustment) Cardinal [***], then said item will be considered an Authorized Adjustment. Cardinal will provide CVS on a monthly basis a report by item of the number of store [***] to include but not be limited to: CVS store number, NDC, item description, date, and quantity. Reports should be provided no later than five (5) days following the close of the respective month.

      3. [***] - an adjustment to the [***] will be [***] or CVS' [***] as provided from time to time, which [***] Adjustment amount will only be for the [***].

            For example, if [***]

      4. [***] - CVS [***] in [***]. CVS commits to the timely notification of all such changes in an electronic format; in addition, on a monthly basis CVS will provide an updated complete [***]. Cardinal will make available to CVS [***] within [***] will be adjusted


Executed First Amendment 7-26-04       9
            for the [***] following CVS notification, during which Cardinal may [***] CVS stores [***] if applicable.

Cardinal's [***] commitment for CVS will become effective as of [***], however, CVS will not be eligible for [***] until [***]. As it relates to the [***] only, CVS will not be eligible for [***] until [***]. As an inducement for CVS to make the preceding concession, Cardinal will [***].

Both Cardinal and CVS agree the achievement of the [***] on a monthly basis represents a material aspect of this Agreement. Failure by Cardinal to maintain a monthly [***] with respect to the [***] (which includes [***] Rx Products [***]) (a "[***]") will [***] CVS [***] for its [***] (as defined herein). For purposes of this Schedule 9 Disclosure Schedule, the term "[***]" means [***]. CVS will calculate and present [***], if any, to Cardinal before processing any [***] related to any [***] to CVS in connection with [***].

For example, if the [***] is calculated at [***] for any given month, [***].

Cardinal and CVS agree to meet at CVS' Support Center as necessary to review the [***] performance and to [***] in order to [***] defined within this Section 9 Disclosure Schedule.


[***]



Cardinal recognizes [***] can have on CVS' ability [***] their customers. Therefore, both Cardinal and CVS agree that the [***]. To that end, Cardinal and CVS will mutually agree to terms that will reflect the significance of [***]. The terms will be specific towards each party's responsibilities, the calculation of [***], and remedies [***]. CVS and Cardinal agree that the arrived at structure of the [***]


Executed First Amendment 7-26-04       10

                                              SECTION 10(A) DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004


                      PHARMACIES MERCHANTABLE PRODUCT [***]

GENERAL POLICY.

The parties acknowledge that [***]. Product in "merchantable condition" (as defined below) may generally be returned to Cardinal from which the product was originally purchased if the return is made within the timeframes and subject to the terms and conditions described below: [***].

RETURN MADE WITHIN:                 NORMAL CREDIT AMOUNT:

[***] Days from Invoice Date        [***] of original invoice amount paid by
                                    customer.  This policy [***].

[***] Days                          [***] of [***] or other "cost" paid by
                                    customer (i.e., not including any [***] to [***]) [***]

Merchandise will be considered to be in "MERCHANTABLE CONDITION" except for the following:

A. Any item which has been [***], is without all original packaging, labeling, inserts, or operating manuals, or that is stickered, marked, [***], or otherwise [***].

B.    [***] outdated, or [***] and items purchased on a [***].

C. [***] and is specially assured that such merchandise was properly stored and protected at all times and such merchandise is returned separately in a package marked as such and accompanied by a separate credit request form.

D. In order for CVS to achieve compliance [***], CVS will return product (in Merchantable Condition) to Cardinal [***] in the CVS Pharmacy DCs (excluding [***] Rx Products [***]). Further, CVS agrees that Cardinal may [***] in the CVS Pharmacy DCs, as indicated in the CVS monthly on-hand inventory electronic report provided to Cardinal by CVS.

CONTROLLED SUBSTANCES.

Credit for the return of controlled substances requires a separate Merchandise Return Authorization Form ("MRA FORM") and must comply with all federal and state procedures and requirements in addition to the terms and conditions described herein.

SHORTS AND DAMAGED MERCHANDISE.

Claims of order shortages (i.e., invoiced but not received), order errors and damage must be reported within [***] from the applicable invoice date. Controlled substance shortage claims must be reported immediately per DEA requirements.



Executed First Amendment 7-26-04       11

[***]

CVS Pharmacy returns in dollars [***] of qualified monthly purchases of all of the Pharmacies (in dollars, each calendar month) excluding [***]. Because [***] to Cardinal if such [***] (excluding [***]), CVS and Cardinal mutually agree that Cardinal will [***] of those items which are included in the CVS monthly on-hand inventory electronic report provided to Cardinal by CVS. This "[***]" is designed to [***]. CVS and Cardinal may agree from time to time to implement a [***] in cases where CVS Pharmacies are [***]. The parties will agree [***].

Cardinal will fully participate in assisting CVS with a [***] associated with the [***] under this initiative will be valued at [***] and will have at least [***].

[***] AND CARDINAL CREDIT REQUEST FORM.

Prior to returning any product to Cardinal, each customer must [***] verifying that all returned merchandise has been kept [***]. All requests for credit must be submitted [***]. A fully completed [***] must accompany [***]. A fully completed form includes, but is not limited to, the following information: the invoice number and invoice date for the merchandise to be returned. All return credit memos will have corresponding reference numbers that will provide CVS with a complete audit trail for reconciliation.

[***]

[***] must be placed in a proper shipping container and, for merchandise valued at more than [***] when the product is picked up. All MRAs will be reviewed by Cardinal for compliance with the [***] within this Section 10(a) Disclosure Schedule. Cardinal will process credits within [***] of receipt of merchantable product from CVS. In instance were credit has not been received for product returned to Cardinal for which Cardinal has no record of said Monthly Reporting.

MONTHLY REPORTING.

Cardinal will provide an electronic report on a monthly basis, which will detail
(1) [***], (2) [***] and [***], (3) [***] returns in excess of [***] (4) [***].

OTHER RESTRICTIONS.

This policy is further subject to modification as may be deemed necessary to comply with applicable federal and/or state regulations, FDA guidelines, and state law.



Executed First Amendment 7-26-04       12

                                                 SECTION 12 DISCLOSURE SCHEDULE
                                                           AMENDED MAY 26, 2004

                                      [***]

The goal of the [***] is to [***] under which Cardinal will [***] which are or become part of this Agreement. The parties agree and acknowledge that this [***] is part of this Agreement, and is not a separate or distinct agreement.

Notwithstanding anything in this Agreement to the contrary, the [***].

The [***] is designed to [***].  CVS will [***].

As part of the [***], Cardinal will [***] (in addition to [***]) for the respective [***] during the term of this Agreement. The [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs. Additionally, Cardinal will [***] with the [***] detailed in Section 2(b) Disclosure Schedule [***]. In return for [***] and the [***], Cardinal will [***] through certain [***] as defined below.

[***] as of the execution of this Agreement with the exception of [***] (as detailed in and subject to Section 12 Disclosure Schedule). Cardinal will [***]. In return for from until [***], by [***], Cardinal will [***]. The timing of [***].

CVS will not be required to [***] sole determination. The [***] Exhibit below details [***] CVS will [***] (subject to Section 12 Disclosure Schedule) and the corresponding [***] to be amended in writing pursuant to Section 13 upon mutual agreement of CVS and Cardinal. While CVS and Cardinal may both agree that it is in the best interest of both parties to and will occur at [***].

CVS is under no obligation to [***] at its sole discretion. With that said, CVS and Cardinal may [***] sole discretion. So that Cardinal and CVS can [***], Cardinal will provide to CVS in an electronic format a detailed weekly report detailing said [***]. The [***] will include but not be limited to the following elements as it pertains to Cardinal [***]. As it pertains to [***] Report only, Cardinal will [***]. All other data elements will be updated [***] immediately sent to CVS [***] accurately representing Cardinal's [***] available to CVS as of the creation of the [***].

[***]

For all of CVS [***] ([***], etc), CVS will [***] within [***] of the end of each CVS fiscal quarter in the form of [***] (in addition to [***]) for [***] during the term of this Agreement. [***]. CVS and Cardinal will agree with [***]. For example; [***] then Cardinal will [***]. Further terms and conditions of the [***] are as follows:

      1) CVS and Cardinal will [***] within [***] of the respective CVS fiscal month's end or as soon as practical.

Executed First Amendment 7-26-04       13

      2) The [***] will not be applied [***]. The [***] will be automatically applied [***].

      3)    CVS contract pricing on [***].

      4)    The [***] is based on the assumption that Cardinal will not [***].

      5)    Cardinal will not [***]. However, Cardinal will [***]

              a.    [***].
              b.    [***].
              c.    [***].

      6) At the start of this Agreement, Cardinal will [***]. To that end, CVS and Cardinal have agreed that [***] under this Agreement.

      7)    [***] For example, if [***].

      8)    For all [***].

      9)    If CVS [***] then Cardinal will not [***].

      10)   If CVS (as defined below) then Cardinal will not [***].


[***]

As a function of the [***], Cardinal will [***] as defined below. Through the [***] Cardinal will [***] as further defined below. Notwithstanding anything else in this Agreement to the contrary, Cardinal will not [***]. The [***] for the [***] are limited to:

         [***]
         [***]
         [***]

Further terms and conditions of the [***] are as follows:

1)    CVS will [***]; CVS will not be required to [***].

2)    CVS [***] to include but not limited to:
         [***]
         [***]
         [***]
         [***]

3) [***]. In the event that [***] (Pharmacies and CVS Pharmacy DCs, if applicable). Notwithstanding the foregoing, Cardinal will [***]. It will be [***] sole responsibility to notify [***] in writing (with copy to [***] subject to Section 13) related to.


Executed First Amendment 7-26-04       14

4) CVS will only accept product [***] to CVS Pharmacy DCs that has at least [***]. All products shipped with less than [***] will be considered "[***]". On an exception basis, CVS will [***] with at least [***]. However, both parties agree that no more than [***]. In addition, upon CVS request (as often as monthly), Cardinal will provide CVS a [***]. The [***] will contain all [***] and will [***] (both CVS and Cardinal agree that the [***] will be made available to CVS no later than September 1,
      2004). Notwithstanding anything in this Agreement to the contrary, at no time will Cardinal ship [***] with less than [***] to CVS Pharmacy DCs. With that said, CVS will [***].

Additional terms and conditions of the [***] are as follows:

1.    Term - The [***] will commence as of [***], and terminate upon [***].

2.    [***] - Cardinal will [***].

3. [***] - If Cardinal's [***], and if CVS is [***], then CVS will, upon request by Cardinal, [***]. With respect to the foregoing [***], CVS will [***]. CVS will [***].

                  (a) [***]. On the same day as CVS receives a shipment of [***]
            ordered as part of a [***] related to this [***], CVS will [***]. Cardinal will [***] CVS will [***], and CVS will [***], based on the applicable payment terms. CVS will [***], and Cardinal will [***]. The process outlined in the Section 2(b) Disclosure Schedule will apply to any discrepancies.

                  (b) [***]. As it pertains to [***] purchases only, on the same day as CVS receives the shipment of [***].

      As it pertains to the payment of [***], Cardinal will receive an invoice from the applicable manufacturer for the [***], and Cardinal will [***], based on the applicable payment terms. As the [***] for such [***] in accordance with the terms of this Agreement. The process outlined in the
      Section 2(b) Disclosure Schedule will apply to any discrepancies.

4. Purchase Information - CVS will provide Cardinal with [***] on behalf of the CVS Pharmacy DCs pursuant to the [***]. Such information will include details regarding all [***] and other information reasonably required by Cardinal to administer the [***]. To assist Cardinal with [***], CVS will provide Cardinal with information reasonably requested by Cardinal including but not limited to [***], and a change in CVS Pharmacy DC that services a particular Pharmacy.

5. Limitations - All [***]. All [***]. CVS will not [***] (outside of this [***]) on behalf of the Pharmacies [***]. It is understood and agreed that Cardinal will not [***]. Furthermore, the parties acknowledge and agree that all information associated with the [***] is confidential information subject to the provisions of Section 17 of this Agreement.

6. Records, Audit and Confidentiality - The [***] is subject to the record keeping and audit provisions set forth in Section 16 of this Agreement. Cardinal may [***]. Cardinal will


Executed First Amendment 7-26-04       15
      notify CVS in writing (subject to Section 13) prior to the [***]. Further, Cardinal will use reasonable efforts to [***] CVS if needed.

7.    [***] All payments for invoicing under the [***] will be made [***].

8.    Waiver - [***].

9. [***] Relating to the [***] - CVS and Cardinal acknowledge that either party may from time to time may, in good faith, [***]. In the event that either party [***], each party agrees to use all reasonable efforts to resolve all such [***] expeditiously as possible on a fair and equitable basis. To that end, Cardinal and CVS will assemble a panel consisting of [***] (the "EXECUTIVE COMMITTEE") to resolve [***] and address other issues as they may determine. With respect to [***], a copy of the terms of this Agreement, as amended from time to time, agreed upon facts and [***], and a concise summary of the basis for each side's contentions will be provided to the executives who will review the same, confer, and attempt to reach a mutual resolution of the issue within [***] following either party's receipt of notice of [***].




[***] EXHIBIT.

        [***]                      [***]
-------------------------------------------------
      [***]



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